UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2005

                            HYBRID FUEL SYSTEMS, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)



          Georgia                       333-33134                58-2267238
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                    12409 Telecom Drive, Tampa, Florida 33637
                    -----------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 979-9222

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On December 21, 2005, we issued a $1,362,500 principal amount one-year promissory note (the "Note") to Dutchess Private Equity Fund, L.P. and Dutchess Private Equities Fund, II, L.P. (the "Investor") for aggregate gross proceeds of $1,090,000. The Note bears no interest. Payments made by us in satisfaction of the Note shall be made from each put from the Equity Line of Credit with the Investor given by us to the Investor under that certain Investment Agreement dated as of November 4, 2005 which we entered into with the Investor (the "Investment Agreement"). We shall make payments to the Investor in an amount equal to the greater of (i) 100% of each put to the Investor from us, or (ii) $113,541.67 until the face amount is paid in full. Our initial payment will be due on February 1, 2006 and all subsequent payments will be made at the closing of every put to the Investor thereafter until the Note is paid in full, with a minimum amount of $113,541.67 per month. In the event that on the maturity date we have any remaining amounts unpaid on the Note, the Investor can exercise its right to increase the face amount by 10% and an additional 2.5% per month, pro rata for partial periods, as liquated damages.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

See  Item  1.01  above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

See  Item  1.01  above.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.



  Exhibit
  Number                              Description

-------------- ----------------------------------------------------
10.1   *       Promissory Note of Hybrid Fuel Systems, Inc. dated
               as of December 20, 2005.
--------------------


*  Filed  herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HYBRID FUEL SYSTEMS, INC.



Date:  December  27,  2005                   /s/  Mark  Clancy
                                             -----------------------------------
                                             Mark  Clancy
                                             Chief  Executive  Officer